[STRONG LOGO]

   THE STRONG
   INSTITUTIONAL BOND FUND
--------------------------------------------------------------------------
   ANNUAL REPORT o FEBRUARY 28, 1999




                       [PICTURE OF STRONG FUNDS BUILDING]

                                   THE STRONG
                                  INSTITUTIONAL
                                    BOND FUND
                    ----------------------------------------

                        ANNUAL REPORT o FEBRUARY 28, 1999

                               Table of Contents


Investment Review
    The Strong Institutional Bond Fund ....................................2

Financial Information
    Schedule of Investments in Securities .................................4
    Statement of Assets and Liabilities ...................................7
    Statement of Operations ...............................................8
    Statements of Changes in Net Assets ...................................9
    Notes to Financial Statements ........................................10

Financial Highlights .....................................................12

Report of Independent Accountants ........................................12

                                 ====================
                       THE STRONG INSTITUTIONAL BOND FUND
---------------------------------====================---------------------------

FUND
 HIGHLIGHTS

o The Strong Institutional Bond Fund returned 7.91% for the 12 months ended February 28, 1999.

o The Fund's share price experienced only moderate fluctuation despite extremely volatile interest rates around the world throughout the year and significantly wider credit spreads in the second half of the year.

o We successfully dampened share price fluctuation by managing the Fund's interest rate exposure, avoiding poor-performing corporate and government securities, and avoiding exposure to Japan and the emerging markets.

---------------------------------------

            AVERAGE ANNUAL
             TOTAL RETURN

             As of 2-28-99

             1-year       7.91%

    Since Inception      13.25%
      (on 12-31-96)

---------------------------------------

              PORTFOLIO
              STATISTICS

            As of 2-26-99

30-day annualized yield(1)      5.93%

Average quality rating(2)       AA


PERSPECTIVES
FROM THE MANAGERS


/s/ Bradley C. Tank     /s/ Jeffrey A. Koch    /s/ Shirish T. Malekar
Bradley C. Tank         Jeffrey A. Koch        Shirish T. Malekar
Portfolio Co-manager    Portfolio Co-manager   Portfolio Co-manager

--------------------------------------------------------------------------------

The last twelve to eighteen months have seen a number of financial, economic and political crises in many parts of the world. The financial markets vacillated between worries about overheating economies in the developed world in early 1998 to fears of global recession after the Russian debt default in August. High profile hedge fund liquidations added to the financial market instability, causing extreme valuation discrepancies in many sectors of the market.

Central bankers around the world cut interest rates to provide liquidity to global capital markets. The interest rate cuts also signaled that the central bankers were worried about the potential threat to the global financial markets. U.S. and Japanese interest rates went down only to return to higher levels, whereas European interest rates went down and stayed down in response to the slower economic growth throughout the region. The U.S. Federal Reserve took leadership, cutting interest rates by 0.75% in the last quarter of 1998. The eleven European countries joining the "European Union" cut interest rates in a coordinated action to prepare the region for the union and to address the global crisis. Meanwhile, the Japanese government and central bank are desperately trying to revive their moribund economy through interest rate and fiscal stimulation.

                                            ------------------------------------

                                                      THE FUND'S SHARE

                                                      PRICE EXPERIENCED

                                                        ONLY MODERATE

                                                     FLUCTUATION DESPITE

                                                      EXTREMELY VOLATILE

                                                    INTEREST RATES AROUND

                                                         THE WORLD...

                                            ------------------------------------

--------------------------------------------------------------------------------

1 Yields vary and are annualized. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Note that the amount distributed by a Fund during any given 30-day period may be more or less than the stated yield.

2 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

In the emerging countries, the risk premium, or credit spread, versus U.S. Treasury securities increased dramatically from 4.40% at the beginning of the year to over 17.00% in the middle of the crisis in October. This risk premium narrowed to about 13.00% after the global interest rate cuts.

Continued strong economic growth in the U.S. has improved confidence in the corporate bond markets, and both investment grade and high-yield bonds have performed relatively well over the last three months. We expect this performance to continue as valuations are still at attractive levels.

The Federal Reserve will likely keep interest rates steady for the foreseeable future as concerns about above-trend U.S. economic growth are offset by slow economic growth abroad and the still fragile recovery in global financial markets. As a result, we expect the domestic economy to perform relatively well over the next year with moderate economic growth and continued low inflation.

Thank you for your continued investment in the Strong Institutional Bond Fund.


                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 12-31-96 to 2-28-99

                         THE STRONG                   Lipper Intermediate
                        INSTITUTIONAL     Blended      Investment Grade
                          BOND FUND     Bond Index*    Debt Funds Index*

             12-96         10,000          10,000          10,000
              6-97         11,032          10,374          10,294
             12-97         11,886          11,033          10,879
              6-98         12,451          11,501          11,289
             12-98         13,174          11,929          11,735
              2-99         13,095          11,867          11,597

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Blended Bond Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

* The Blended Bond Index is comprised of 70% Lehman Brothers Aggregate Bond Index, 15% Lehman Brothers High-Yield Bond Index, and 15% Salomon Brothers Non-U.S. World Government Bond Index (Currency Hedged). The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. The Lehman Brothers High-Yield Bond Index is an unmanaged index generally representative of corporate bonds rated below investment-grade. The Salomon Brothers Non-U.S. World Government Bond Index (Currency Hedged) is an unmanaged index generally representative of liquid, non-U.S. fixed income government securities. Rolling three- to six-month forward exchange contracts are used as the hedging instrument. The Lipper Intermediate Investment Grade Debt Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Blended Bond Index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

YOUR FUND'S
 APPROACH

     STRONG INSTITUTIONAL BOND FUND SEEKS TOTAL RETURN BY INVESTING FOR A HIGH LEVEL OF CURRENT INCOME WITH A MODERATE DEGREE OF SHARE-PRICE FLUCTUATION. THE FUND INVESTS PRIMARILY IN INVESTMENT-GRADE DEBT OBLIGATIONS AND ITS AVERAGE PORTFOLIO DURATION WILL NORMALLY VARY BETWEEN THREE AND SIX YEARS. THE FUND MAY INVEST UP TO 20% OF ITS NET ASSETS IN NON-INVESTMENT-GRADE DEBT OBLIGATIONS AND OTHER HIGH-YIELD SECURITIES. THE FUND MAY ALSO INVEST UP TO 20% OF ITS NET ASSETS IN SECURITIES DENOMINATED IN FOREIGN CURRENCIES.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o The Federal Reserve lowered short-term interest rates three times in the Fall of 1998. Longer-term U.S. interest rates nearly made a round trip from 5.5% on the 10-year note to a low of 4.2% in October, and then back up to 5.3% in February of 1999.

o Credit spreads were severely affected from the global credit crunch emanating from the Asian crisis and the Russian debt default. In the U.S., both investment grade and high yield spreads reached levels not seen since the 1990 recession.

o A global flight to quality into U.S. and German bonds was slowly unwound over the last three months.

SCHEDULE OF INVESTMENTS IN SECURITIES                         February 28, 1999
--------------------------------------------------------------------------------
================================================================================
                         STRONG INSTITUTIONAL BOND FUND
================================================================================
                                                     Shares or
                                                     Principal          Value
                                                      Amount          (Note 2)
--------------------------------------------------------------------------------
CORPORATE BONDS 32.4%
Allied Waste North America, Inc. Senior Notes,
  7.875%, Due 1/01/09                               $1,000,000       $1,012,500
APCOA/Standard Parking, Inc. Senior
  Subordinated Notes, 9.25%, Due 3/15/08               750,000          712,500
ARA Services, Inc. Guaranteed Notes, 10.625%,
  Due 8/01/00                                          270,000          285,032
Atlas Air, Inc. Senior Notes, 10.75%, Due 8/01/05      275,000          292,875
Bay View Capital Corporation Subordinated
  Notes, 9.125%, Due 8/15/07                           500,000          490,000
Capstar Radio Broadcasting Partners, Inc. Senior
  Subordinated Notes, 9.25%, Due 7/01/07               500,000          531,250
Cendant Corporation Notes, 7.75%, Due 12/01/03       3,000,000        3,063,000
Cleveland Electric/Toledo Edison Notes, Series B,
  7.67%, Due 7/01/04                                 1,500,000        1,575,536
DTE Capital Corporation Notes, 6.17%, Due 6/15/03
  (Acquired 6/16/98; Cost $845,000)(b)                 845,000          846,758
Fox/Liberty Networks LLC Senior Notes, 8.875%,
  Due 8/15/07                                          500,000          523,125
Fresenius Medical Care Capital Trust II Guaranteed
  Preferred Securities, 7.875%, Due 2/01/08            500,000          482,500
Global Crossing Holding, Ltd. Senior Notes, 9.625%,
  Due 5/15/08                                          500,000          525,000
Graham Packaging Holdings Company/GPC Capital
  Corporation II Senior Discount Notes, Zero %,
  Due 1/15/09 (Rate Reset Effective 1/15/03)         1,000,000          705,000
Hermes Europe Railtel BV Senior Notes, 10.375%,
  Due 1/15/09 (Acquired 1/08/99; Cost $786,563)(b)     750,000          800,625
Imax Corporation Senior Yankee Notes, 7.875%,
  Due 12/01/05                                         600,000          591,000
Intermedia Communications, Inc. Senior Notes,
  8.60%, Due 6/01/08                                   500,000          476,250
Israel Electric Corporation, Ltd., 7.75%, Due 3/01/09
  (Acquired 2/25/99; Cost $998,970)(b)               1,000,000        1,004,200
Jordan Telecommunication Products, Inc. Senior
  Subordinated Discount Notes, Zero %, Due 8/01/07
  (Rate Reset Effective 8/01/00)                       385,000          309,925
LCI International, Inc. Senior Notes, 7.25%,
  Due 6/15/07                                          820,000          836,962
Liberty Mutual Insurance Company Surplus Notes,
  8.20%, Due 5/04/07 (Acquired 2/23/99;
  Cost $1,036,961) (b)                                 940,000        1,014,351
MCI Worldcom, Inc. Notes, 6.125%, Due 4/15/12
  (Remarketing Date 4/15/02)                         1,235,000        1,233,930
Metronet Communications Corporation Senior Notes,
  12.00%, Due 8/15/07                                  350,000          397,250
Mohegan Tribal Gaming Authority Senior Notes,
  8.125%, Due 1/01/06 (Acquired 2/24/99;
  Cost $1,000,000) (b)                               1,000,000        1,008,750
National Wine & Spirits, Inc. Senior Notes, 10.125%,
  Due 1/15/09 (Acquired 1/20/99; Cost $754,313) (b)    750,000          774,375
Nextlink Communications LLC Senior Notes, 12.50%,
  Due 4/15/06                                          275,000          309,031
Niagara Mohawk Power Corporation Senior Notes,
  Series G, 7.75%, Due 10/01/08                      1,000,000        1,076,855
NTL, Inc. Senior Notes, 11.50%, Due 10/01/08
  (Acquired 10/26/98; Cost $500,000) (b)               500,000          565,000
Pepsi Bottling Holdings, Inc. Notes, 5.625%,
  Due 2/17/09 (Acquired 2/03/99; Cost $940,908) (b)    945,000          910,801
Philip Morris Companies, Inc. Notes, 6.15%,
  Due 3/15/10 (Putable at $100 and Rate Reset
  Effective 3/15/00)                                 1,330,000        1,336,570
Pogo Producing Company Senior Subordinated
  Notes, 10.375%, Due 2/15/09 (Acquired 1/12/99;
  Cost $488,500) (b)                                   500,000          497,500
Protection One Alarm Monitoring, Inc. Senior
  Subordinated Notes, 8.125%, Due 1/15/09
  (Acquired 12/16/98; Cost $1,000,000) (b)           1,000,000        1,017,500
Providian National Bank Senior Notes, 6.25%,
  Due 5/07/01                                        1,020,000        1,010,861
Qwest Communications International, Inc.
  Senior Notes, 7.25%, Due 11/01/08
  (Acquired 12/07/98; Cost $1,017,500) (b)           1,000,000        1,020,000
Riggs Capital Trust Preferred Securities, Series A,
  8.625%, Due 12/31/26 (Acquired 8/29/97;
  Cost $181,211) (b)                                   180,000          183,494
Riggs Capital Trust II Preferred Securities, Series B,
  8.875%, Due 3/15/27                                   95,000           98,873
Riggs Capital Trust II Preferred Securities, Series C,
  8.875%, Due 3/15/27 (Acquired 5/06/98;
  Cost $751,027) (b)                                   685,000          712,929
Saks, Inc. Notes, 7.25%, Due 12/01/04                  855,000          859,506
Saks, Inc. Notes, 7.375%, Due 2/15/19                1,500,000        1,483,259
Scotts Company Senior Subordinated Notes, 8.625%,
  Due 1/15/09 (Acquired 1/14/99; Cost $760,731) (b)    750,000          776,250
SFX Entertainment, Inc. Senior Subordinated Notes,
  9.125%, Due 12/01/08 (Acquired 1/08/99;
  Cost $756,563) (b)                                   750,000          774,375
Simon Property Group LP Notes, 6.75%, Due 2/09/04      560,000          552,131
Starwood Hotels & Resorts Worldwide, Inc., 6.75%,
  Due 11/15/05                                       1,000,000          899,316
Station Casinos, Inc. Senior Subordinated Notes,
  9.75%, Due 4/15/07                                   750,000          795,938
Stop & Shop Companies, Inc. Senior Subordinated
  Notes, 9.75%, Due 2/01/02                            375,000          409,562
SunAmerica, Inc. Debentures, 5.60%, Due 7/31/97      1,100,000          907,276
SunTrust Capital III Floating Rate Notes, 5.8706%,
  Due 3/15/28                                        2,125,000        2,077,188
Telemundo Holdings, Inc. Senior Discount Notes,
  Zero %, Due 8/15/08 (Rate Reset Effective 8/15/03)
  (Acquired 12/07/98; Cost $515,250) (b)               900,000          526,500
Transwestern Publishing Company LP/TWP
  Capital Corporation Senior Subordinated Notes,
  9.625%, Due 11/15/07                                 850,000          896,750
Tricon Global Restaurants, Inc. Senior Notes, 7.45%,
  Due 5/15/05                                          750,000          771,099
United Air Lines Pass-Thru Trust Certificates,
  Series 1992-A2, 9.35%, Due 4/07/16                   575,000          650,713
United States Filter Corporation Variable Rate
  Remarketable or Redeemable Securities, 9.625%,
  Due 5/15/11 (Remarketing Date 5/15/01)             1,000,000          982,138
US Air, Inc. Senior Notes, 9.625%, Due 2/01/01         500,000          513,848
Vintage Petroleum, Inc. Senior Subordinated Notes,
  9.75%, Due 6/30/09 (Acquired 1/20/99;
  Cost $750,000) (b)                                   750,000          723,750
Waste Management, Inc. Senior Notes, 6.125%,
  Due 7/15/01                                          805,000          803,861
WorldCom, Inc. Senior Notes, 6.40%, Due 8/15/05         55,000           55,851
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $43,272,976)                             43,691,419
--------------------------------------------------------------------------------

CONVERTIBLE BONDS 1.9%
Bell Atlantic Financial Services, Inc. Senior
  Convertible Notes, 5.75%, Due 4/01/03
  (Acquired 2/12/98; Cost $2,028,750) (b)            2,000,000        2,135,000
Corporate Express, Inc. Convertible Subordinated
  Notes, 4.50%, Due 7/01/00                            500,000          442,500
--------------------------------------------------------------------------------
Total Convertible Bonds (Cost $2,481,869)                             2,577,500
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
================================================================================
                   STRONG INSTITUTIONAL BOND FUND (continued)
================================================================================
                                                     Shares or
                                                     Principal          Value
                                                      Amount          (Note 2)
--------------------------------------------------------------------------------
NON-AGENCY MORTGAGE & ASSET BACKED
  SECURITIES 13.7%
Bear Stearns Mortgage Securities, Inc. Mortgage
  Pass-Thru Certificates, Series 1995-1, Class 2-P,
  Principal Only, Due 7/25/10                       $  215,204      $   182,976
Bear Stearns Commercial Mortgage Securities, Inc.
  Variable Rate Mortgage Pass-Thru Certificates,
  Series 1999-C1, Class A-2, 6.02%, Due 2/14/09      2,215,000        2,140,244
CMC Securities Corporation III Collateralized
  Mortgage Obligation, Series 1998-2, Class B-3,
  6.75%, Due 11/25/28                                1,995,861        1,805,426
Deutsche Mortgage and Asset Receiving
  Corporation Commercial Mortgage Pass-Thru
  Certificates, Series 1998-C1, Class A2, 6.538%,
  Due 2/15/08                                        1,475,000        1,472,426
DLJ Commercial Mortgage Corporation Commercial
  Mortgage Pass-Thru Certificates, Series 1998-CF1,
  Class A1B, 6.41%, Due 2/15/08                      1,725,000        1,712,640
Headlands Mortgage Securities, Inc. Mortgage
  Pass-Thru Certificates, Series 1975, Class AII1,
  6.75%, Due 11/25/27                                  820,114          826,720
Nomura Asset Securities Corporation, Series 1994-4B,
  Class 4PO, Principal Only, Due 9/25/24                95,723           74,783
PNC Mortgage Securities Corporation Mortgage
  Pass-Thru Certificates, Series 1998-1, Class 4B4,
  6.75%, Due 3/25/13 (Acquired 10/23/98;
  Cost $287,336) (b)                                   360,933          283,105
PNC Mortgage Securities Corporation Mortgage
  Pass-Thru Certificates, Series 1998-11, Class 2B4,
  6.25%, Due 11/25/13 (Acquired 10/23/98;
  Cost $279,306) (b)                                   370,248          279,537
RTC Floating Rate Bond, Series 1992-C8, Class A2,
  6.288%, Due 12/25/23                               1,462,575        1,465,770
RTC Variable Rate Mortgage Pass-Thru Securities,
  Inc., Series 1991-M4, Class A-1, 6.155%,
  Due 2/25/20                                        1,749,300        1,750,166
Rural Housing Trust 1987-1 Senior Mortgage
  Pass-Thru Certificates, Series 1, Class D, 6.33%,
  Due 4/01/26                                        1,359,772        1,334,256
Salomon Brothers Mortgage Securities VII, Inc.
  Mortgage Pass-Thru Certificates, Series 1996-LB2,
  Class A-5, 7.25%, Due 10/25/26                     2,675,000        2,688,121
Structured Asset Mortgage Investments, Inc.
  Mortgage Pass-Thru Certificates, Series 1998-12,
  Class B-3, 6.75%, Due 2/25/29                      1,112,123        1,003,953
The Equitable Life Assurance Society of the
  United States Floating Rate Notes, Series 174,
  Class A2, 5.296%, Due 5/15/03 (Acquired 1/29/99;
  Cost $1,491,914) (b)                               1,500,000        1,489,695
--------------------------------------------------------------------------------
Total Non-Agency Mortgage & Asset Backed Securities
Cost $18,679,540)                                                    18,509,818
--------------------------------------------------------------------------------

MUNICIPAL BONDS 0.8%
New Jersey EDA State Pension Funding Revenue,
  7.425%, Due 2/15/29                                  915,000        1,011,124
--------------------------------------------------------------------------------
Total Municipal Bonds (Cost $1,006,098)                               1,011,124
--------------------------------------------------------------------------------

UNITED STATES GOVERNMENT & AGENCY
  ISSUES 37.4%
FHLMC Participation Certificates, 6.25%,
  Due 6/15/12 thru 9/15/22                           1,850,000        1,816,916
FHLMC Variable Rate Participation Certificates,
  8.109%, Due 8/01/25                                1,080,741        1,112,279
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates:
  6.25%, Due 1/25/08                                 2,435,000        2,438,324
  8.00%, Due 4/01/17 thru 9/01/23                    3,508,944        3,655,527
  8.50%, Due 8/01/12                                   172,233          182,375
  9.00%, Due 12/01/16 thru 8/01/17                   2,919,023        3,126,568
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Adjustable Rate Mortgage
  Certificates, Pool #92117, 7.206%, Due 6/01/18       174,686          180,034
United States Treasury Bonds:
  5.25%, Due 2/15/29                                   945,000          902,475
  5.50%, Due 8/15/28                                 5,035,000        4,880,803
  6.125%, Due 11/15/27                               2,950,000        3,097,500
United States Treasury Notes:
  4.00%, Due 10/31/00                                7,500,000        7,364,063
  4.75%, Due 11/15/08                                1,990,000        1,911,023
  5.375%, Due 6/30/03                                  800,000          802,500
  5.50%, Due 4/15/00                                    50,000           50,250
  5.50%, Due 3/31/03                                   595,000          599,463
  5.75%, Due 8/15/03                                 5,110,000        5,197,831
  6.00%, Due 7/31/02                                 5,750,000        5,882,969
  6.50%, Due 5/15/05                                   390,000          413,035
  7.00%, Due 7/15/06                                 3,550,000        3,887,250
  7.50%, Due 2/15/05                                   380,000          420,731
  7.875%, Due 11/15/04                               2,195,000        2,461,831
--------------------------------------------------------------------------------
Total United States Government & Agency Issues
Cost $51,252,990)                                                    50,383,747
--------------------------------------------------------------------------------

FOREIGN GOVERNMENT ISSUES 6.1%
Australian Government Bonds, 8.75%,
  Due 8/15/08                                    2,565,000 AUD        1,955,991
Government of United Kingdom Treasury
  Notes, 7.25%, Due 12/07/07                     2,500,000 GBP        4,734,702
Government of New Zealand Notes, 10.00%,
  Due 3/15/02                                    2,500,000 NZD        1,471,632
--------------------------------------------------------------------------------
Total Foreign Government Issues (Cost $7,992,614)                     8,162,325
--------------------------------------------------------------------------------

PREFERRED STOCKS 3.4%
Centaur Funding Corporation Series B
  (Acquired 12/09/98; Cost $1,385,000) (b)               1,385        1,528,694
Indosuez Holdings SCA Sponsored ADR 10.375%
  Representing 1/10 Series A (Acquired 2/05/98;
  Cost $1,981,000) (b)                                  70,000        1,907,500
Superior Healthcare Management Series A 7.75%
  (Acquired 12/30/97; Cost $1,006,460) (b)               1,000        1,066,580
--------------------------------------------------------------------------------
Total Preferred Stocks (Cost $4,372,460)                              4,502,774
--------------------------------------------------------------------------------

COMMON STOCKS 0.0%
Optel, Inc. Non-Voting (Acquired 4/14/98;
  Cost $20,000) (b) (e)                                    500           15,000
--------------------------------------------------------------------------------
Total Common Stocks (Cost $20,000)                                       15,000
--------------------------------------------------------------------------------

WARRANTS 0.0%
MetroNet Communications Corporation, Expire 8/15/07        350           14,000
--------------------------------------------------------------------------------
Total Warrants (Cost $4)                                                 14,000
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS IN SECURITIES (continued)             February 28, 1999
--------------------------------------------------------------------------------
================================================================================
                   STRONG INSTITUTIONAL BOND FUND (continued)
================================================================================
                                                     Shares or
                                                     Principal          Value
                                                      Amount          (Note 2)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (a) 4.0%
Commercial Paper 0.2%
Interest Bearing, Due Upon Demand
General Mills, Inc., 4.54%                          $   25,400      $    25,400
Pitney Bowes Credit Corporation, 4.51%                 292,800          292,800
                                                                    -----------
                                                                        318,200
Corporate Bonds 0.9%
TCI Communications, Inc. Senior Notes, 6.375%,
  Due 9/15/99                                        1,220,000        1,228,489

Repurchase Agreements 2.8%
ABN-AMRO Tri-Party (Dated 2/26/99), 4.75%, Due 3/01/99
  (Repurchase proceeds $3,801,504); Collateralized by:
  Tennessee Valley Authority Strips and Notes, SLMA Notes,
  FNMA Notes and Principal Strips, FHLMC Home
  Loan Mortgage Bank Bonds, and Federal Farm
  Credit Bank Notes (d)                              3,800,000        3,800,000

United States Government Issues 0.1%
United States Treasury Bills, Due 4/29/99 thru
  5/13/99 (c)                                          125,000          124,007
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $5,461,689)                        5,470,696
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $134,540,240) 99.7%           134,338,403
Other Assets and Liabilities, Net 0.3%                                  377,313
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                                  $134,715,716
================================================================================


FUTURES
--------------------------------------------------------------------------------
                                                  Underlying     Unrealized
                                   Expiration     Face Amount   Appreciation
                                      Date         at Value    (Depreciation)
--------------------------------------------------------------------------------
Purchased:
39 U.S. Treasury Bonds                6/99        $4,717,781      ($61,937)
Sold:
44 Five Year U.S. Treasury Notes      6/99        (4,882,625)       41,615
54 Ten Year U.S. Treasury Notes       6/99        (6,196,500)       54,280


--------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------------
                                                                  Unrealized
  Currency                     Settlement          Value         Appreciation
 Bought/Sold                      Date             in USD       (Depreciation)
--------------------------------------------------------------------------------
Sold:
3,290,000 AUD                    3/29/99         $2,035,205       ($ 12,908)
3,015,000 GBP                    3/29/99          4,831,538         209,934
2,750,000 NZD                    3/29/99          1,436,884         (79,484)



CURRENCY ABBREVIATIONS
--------------------------------------------------------------------------------
AUD      Australian Dollar
GBP      British Pound
NZD      New Zealand Dollar
USD      United States Dollar


LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Restricted security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d)  See Note 2(I) of Notes to Financial Statements.
(e)  Non-income producing security.



     Percentages are stated as a percent of net assets.

     See  Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------
February 28, 1999
                                                                      Strong Institutional
                                                                            Bond Fund
                                                                      --------------------
ASSETS:
  Investments in Securities, at Value (Cost of $134,540,240)              $134,338,403
  Receivable for Securities and Forward Foreign Currency Contracts Sold      2,025,108
  Receivable from Fund Shares Sold                                             119,090
  Interest Receivable                                                        1,438,626
  Other Assets                                                                  64,269
                                                                          ------------
  Total Assets                                                             137,985,496

LIABILITIES:
  Payable for Securities Purchased                                           2,419,398
  Payable for Fund Shares Redeemed                                               1,485
  Dividends Payable                                                            801,446
  Accrued Operating Expenses and Other Liabilities                              47,451
                                                                          ------------
  Total Liabilities                                                          3,269,780
                                                                          ------------
NET ASSETS                                                                $134,715,716
                                                                          ============
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)                           $134,226,087
  Undistributed Net Investment Income                                           31,622
  Undistributed Net Realized Gain                                              511,301
  Net Unrealized Depreciation                                                  (53,294)
                                                                          ------------
  Net Assets                                                              $134,715,716
                                                                          ============

Capital Shares Outstanding (Unlimited Number Authorized)                    12,119,230

NET ASSET VALUE PER SHARE                                                       $11.12
                                                                                ======


                          See Notes to Financial Statements.

                                                                                   7

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended February 28, 1999
                                                           Strong Institutional
                                                                Bond Fund
                                                           --------------------
INCOME:
  Interest Income                                              $5,178,658
  Dividend Income                                                 271,825
                                                               ----------
TOTAL INCOME                                                    5,450,483

EXPENSES:
  Investment Advisory Fees                                        213,238
  Custodian Fees                                                   25,151
  Shareholder Servicing Costs                                      25,462
  Federal and State Registration Fees                              23,905
  Other                                                            26,913
                                                               ----------
  Total Expenses                                                  314,669
                                                               ----------
NET INVESTMENT INCOME                                           5,135,814

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
   Investments                                                  1,792,256
   Futures Contracts and Forward Foreign Currency Contracts      (252,303)
   Foreign Currencies                                              16,170
                                                               ----------
   Net Realized Gain                                            1,556,123
  Change in Unrealized Appreciation/Depreciation on:
   Investments                                                   (984,583)
   Futures Contracts and Forward Foreign Currency Contracts       164,291
   Foreign Currencies                                              (4,372)
                                                               ----------
   Net Change in Unrealized Appreciation/Depreciation            (824,664)
                                                               ----------
NET GAIN ON INVESTMENTS                                           731,459
                                                               ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $5,867,273
                                                               ==========


                       See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------
                                                                     Strong Institutional Bond Fund
                                                              ----------------------------------------------
                                                               Year Ended      Year Ended       Year Ended
                                                              Feb. 28, 1999   Feb. 28, 1998    Dec. 31, 1997
                                                              -------------   -------------    -------------
                                                                                 (Note 1)
OPERATIONS:
  Net Investment Income                                       $  5,135,814     $   547,035      $ 1,321,511
  Net Realized Gain                                              1,556,123         528,611          771,098
  Net Change in Unrealized Appreciation/Depreciation              (824,664)         19,560          751,810
                                                              ------------     -----------      -----------
  Net Increase in Net Assets Resulting from Operations           5,867,273       1,095,206        2,844,419

DISTRIBUTIONS:
  From Net Investment Income                                    (5,166,846)       (535,167)      (1,321,511)
  In Excess of Net Investment Income                                    --         (11,433)              --
  From Net Realized Gains                                       (1,721,649)             --         (546,992)
                                                              ------------     -----------      -----------
  Total Distributions                                           (6,888,495)       (546,600)      (1,868,503)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                     86,338,180       3,994,776       66,565,110
  Proceeds from Reinvestment of Distributions                    6,064,592         536,657        1,576,599
  Payment for Shares Redeemed                                  (13,230,237)       (523,288)     (17,109,973)
                                                              ------------     -----------      -----------
  Net Increase in Net Assets from Capital Share Transactions    79,172,535       4,008,145       51,031,736
                                                              ------------     -----------      -----------
TOTAL INCREASE IN NET ASSETS                                    78,151,313       4,556,751       52,007,652

NET ASSETS:
  Beginning of Year                                             56,564,403      52,007,652               --
                                                              ------------     -----------      -----------
  End of Year                                                 $134,715,716     $56,564,403      $52,007,652
                                                              ============     ===========      ===========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                           7,695,552         357,661        6,116,637
  Issued in Reinvestment of Distributions                          542,552          48,261          143,923
  Redeemed                                                      (1,180,209)        (46,916)      (1,558,230)
                                                                 ---------         -------        ---------
  Net Increase in Shares of the Fund                             7,057,895         359,006        4,702,330
                                                                 =========         =======        =========


                                      See Notes to Financial Statements.



                                                                                                        9

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
February 28, 1999

1.   Organization
     The Strong Institutional Bond Fund (the "Fund") commenced investment operations on January 2, 1997 and is a diversified series of Strong Institutional Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940. During 1997, the Board of Directors of the Fund approved changing the Fund's fiscal year-end from December 31 to February 28.

2.   Significant Accounting Policies
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value, whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium.

          The Fund owns certain investment securities which are restricted as to resale. These securities are valued by the Fund after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at February 28, 1999 was $21,563,263 and $21,862,269, respectively, representing 16.2% of the net assets of the Fund. Of these securities, which are restricted as to resale, 90.5% is either Section 4(2) commercial paper or is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also have been determined to be liquid by the Advisor based upon guidelines established by the Fund's Board of Directors.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Accordingly, no federal income or excise tax provision is required.

          The character of income and distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          The Fund generally pays dividends from net investment income monthly and distributes any net capital gains that it realizes annually. Dividends are declared on each day net asset value is calculated, except for bank holidays.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded on the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments, including options, futures and other instruments with similar characteristics, to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect against adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          To the extent the Fund has foreign denominated assets or forward currency contracts, these investments may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Fund may be designated as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options (none were written during the period). Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

--------------------------------------------------------------------------------

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. On a daily basis, the Advisor monitors each repurchase agreement to ensure the value of the collateral, including accrued interest, is at least equal to the amounts owed to the Fund under each repurchase agreement.

     (J) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (K) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.   Related Party Transactions
     The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. The investment advisory fee, which is established by terms of the Advisory Agreement, is based on an annualized rate of 0.25% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived or reimbursed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on an annualized rate of 0.02% of the Fund's average daily net asset value with a minimum annual fee of $25,000. The Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     The amount payable to the Advisor at February 28, 1999, shareholder servicing and other expenses paid to Advisor and unaffiliated directors' fees for the period then ended, excluding the effect of waivers and reimbursements, were $34,610, $21,818, and $1,500, respectively.

4.   Line of Credit
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total line of credit. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of total assets or any explicit borrowing limits in the Fund's prospectus. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .07% per annum is incurred on the unused portion of the line of credit and is allocated to all participating Strong Funds. At February 28, 1999, there were no borrowings by the Fund outstanding under the LOC.

5.   Investment Transactions
     The aggregate purchases and sales of U.S. Government and Agency securities for the year ended February 28, 1999 were $137,841,282 and $105,410,371, respectively. The aggregate purchases and sales of other long-term securities for the year ended February 28, 1999 were $185,988,269 and $145,911,835, respectively.

6.   Income Tax Information
     At February 28, 1999, the cost of investments in securities for federal income tax purposes was $134,722,105. Net unrealized depreciation of securities was $383,702, consisting of gross unrealized appreciation and depreciation of $1,290,566 and $1,674,268, respectively.

     During the year ended February 28, 1999, the Fund paid capital gains distributions (taxable as long-term capital gains at 20%) to shareholders in the amount of $148,285 (unaudited).

     For corporate shareholders in the Fund, the percentage of dividend income distributed for the period ended February 28, 1999 which is designated as qualifying for the dividends-received deduction is 1.3% (unaudited).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

STRONG INSTITUTIONAL BOND FUND
--------------------------------------------------------------------------------
                                                             Year Ended
                                                     ---------------------------
                                                     Feb. 28,  Feb. 28, Dec. 31,
Selected Per-Share Data(a)                             1999     1998(b)   1997
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $11.18    $11.06   $10.00
Income From Investment Operations
  Net Investment Income                                 0.67      0.11     0.66
  Net Realized and Unrealized Gains on Investments      0.19      0.12     1.18
  ------------------------------------------------------------------------------
  Total from Investment Operations                      0.86      0.23     1.84
Less Distributions
  From Net Investment Income                           (0.68)    (0.11)   (0.66)
  In Excess of Net Investment Income                      --      0.00(c)    --
  From Net Realized Gains                              (0.24)       --    (0.12)
  ------------------------------------------------------------------------------
  Total Distributions                                  (0.92)    (0.11)   (0.78)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                        $11.12    $11.18   $11.06
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
  Total Return                                         +7.9%     +2.1%   +18.9%
  Net Assets, End of Period (In Thousands)          $134,716   $56,564  $52,008
  Ratio of Expenses to Average Net Assets               0.4%      0.4%*    0.4%
  Ratio of Expenses to Average Net Assets
    Without Voluntary Waivers and Absorptions           0.4%      0.4%*    0.7%
  Ratio of Net Investment Income to Average Net Assets  6.0%      6.2%*    6.3%
  Portfolio Turnover Rate                             305.4%     68.1%   358.6%



  *  Calculated on an annualized basis
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the period from December 31, 1997 to February 28, 1998 (Note 1).
(c)  Amount calculated is less than $0.01.


See Notes to Financial Statements.



REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of the Strong Institutional Funds, Inc.
and the Shareholders of the Strong Institutional Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Institutional Bond Fund (the "Fund") (one of the portfolios constituting the Strong Institutional Funds, Inc.) at February 28, 1999, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year ended February 28, 1999, the period from January 1, 1998 to February 28, 1998, and for the year ended December 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at February 28, 1999 by correspondence with the custodians, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
April 7, 1999

                                   DIRECTORS
                               Richard S. Strong
                                Willie D. Davis
                                Stanley Kritzik
                                Marvin E. Nevins
                                William F. Vogt

                                    OFFICERS
                    Richard S. Strong, Chairman of the Board
                         Mary F. Hoppa, Vice President
                        Thomas P. Lemke, Vice President
                        John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                           Dana J. Russart, Treasurer

                               INVESTMENT ADVISOR
                        Strong Capital Management, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201

                                  DISTRIBUTOR
                            Strong Investments, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   CUSTODIAN
                          Firstar Bank Milwaukee, N.A.
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
                        Strong Capital Management, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201

                            INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
             100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                 LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.


                             [PICTURE OF TELEPHONE]
                        To order a free prospectus kit,
                               CALL 1-800-368-1030

                         To learn more about our funds,
                          discuss an existing account,
                           or conduct a transaction,
                               CALL 1-800-368-3863
                               -------------------

                                  If you are a
                            Financial Professional,
                              CALL 1-800-368-1683



                    [PICTURE OF STRONG WEB SITE ON COMPUTER]
                                 Strong On-line
                               www.strongfunds.com




                                  [STRONG LOGO]

                                  STRONG FUNDS
                   P.O. Box 2936 o Milwaukee, Wisconsin 53201
                       Strong Investments, Inc. 11144C99